Exhibit 32.1

                                CERTIFICATIONS OF
                      CHIEF EXECUTIVE OFFICER AND TREASURER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002


            In connection with the quarterly report on Form 10-Q of Capital Beverage Corporation (the "Company") for the quarter ended September 30, 2006 (the " Report"), I, Carmine N. Stella, hereby certify in my capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 10, 2006        By:  /s/ Carmine N. Stella
                                      ------------------------------------------
                                      Carmine N. Stella
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)


            In connection with the quarterly report on Form 10-Q of Capital Beverage Corporation (the "Company") for the quarter ended September 30, 2006 (the " Report"), I, Carol Russell, hereby certify in my capacity as Treasurer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 10, 2006        By:  /s/ Carol Russell
                                      ------------------------------------------
                                      Carol Russell
                                      Secretary and Treasurer (Principal
                                      Financial Officer and Accounting Officer)